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                                                                    EXHIBIT 10.8

                            MIRACOR DIAGNOSTICS, INC.

                             UNIT PURCHASE AGREEMENT

THIS UNIT PURCHASE AGREEMENT (the "AGREEMENT") is made as of April 30, 2004 between MIRACOR DIAGNOSTICS, INC., a Utah corporation with its principal place of business at 9191 Towne Centre Drive, Suite 400, San Diego, CA 92122 (the "COMPANY"), and each of those persons, severally and not jointly, whose names and addresses are set forth on the Counterpart Signature Page attached hereto (which persons and entities are hereinafter collectively referred to as "Purchasers" and each individually as a "PURCHASER"). The Company and the Purchasers are referred to collectively herein as the "PARTIES."

IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Purchaser agree as follows:

1. AUTHORIZATION OF SALE OF THE UNITS AND ISSUANCE OF UNDERLYING SECURITIES. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of minimum of Fifteen (15) Units (as hereinafter defined) and a maximum of Twenty (20) Units. A "UNIT" is defined as a security comprising 135,135 shares of the Company's newly authorized 3% Series A Preferred Stock (the "PREFERRED STOCK") and warrants (the "WARRANTS") to purchase 40,541 shares of the Company's common stock, $0.15 par value per share ("COMMON STOCK"). References herein to the Units include references to the shares of Preferred Stock and the Warrants included within each Unit. In connection with the authorization of the sale of the Units, the Company has authorized the issuance of (a) up to 2,702,702 shares of Preferred Stock, which will be designated from the Company's previously authorized preferred shares, (b) up to 2,702,702 shares of Common Stock issuable upon conversion of all of the shares of the Preferred Stock, and (c) up to 810,811 shares of Common Stock issuable upon exercise of all of the Warrants.

2. AGREEMENT TO SELL AND PURCHASE THE UNITS. At the Closing (as defined in
Section 3), the Company will issue and sell to each Purchaser, and each Purchaser will purchase from the Company, upon the terms and conditions hereinafter set forth, the number of Units set forth in the Purchaser's Counterpart Signature Page hereto. The purchase price per Unit (the "UNIT PRICE") is Fifty Thousand Dollars ($50,000). The Company reserves the right to accept subscriptions for fractional Units.

3.  ESCROW, CLOSING CONDITIONS AND THE CLOSING.

3.1 ESCROW. Until the Company has received Counterpart Signature Pages representing the purchase of at least Fifteen (15) Units (the "MINIMUM Offering"), prospective Purchasers shall complete and execute a Counterpart Signature Page hereto, and deliver to the Escrow Agent (as defined in the following sentence) the completed and executed Counterpart Signature Page, together with immediately available funds in an amount (the "AGGREGATE FUNDING

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AMOUNT") equal to the number of Units purchased (inclusive of fractional Units, if any) multiplied by the Unit Price. The "ESCROW AGENT" is U S Bank National Association at 1360 Peachtree Road, NE, Suite 1105, Atlanta, Georgia 30309. The Escrow Agent shall hold the Counterpart Signature Pages and deposit the subscription proceeds into a non-interest bearing escrow account (the Counterpart Signature pages and the amounts deposited into the escrow account are referred to herein as, the "ESCROW") pursuant to the terms of an Escrow Agreement (the "ESCROW AGREEMENT"), the form of which is attached hereto as EXHIBIT A, it being understood and agreed that until the Closing, the documents and funds in the Escrow shall remain the sole property of each of the Purchasers pro rata in proportion to the actual amount funded by each Purchaser.

3.2 CLOSING CONDITIONS

(a) The Company's obligation to complete the purchase and sale of the Units and deliver such stock certificate(s) and Warrants upon Closing shall be subject to the following conditions, any one or more of which may be waived in writing by the Company: (i) receipt by the Company from the Escrow Agent of immediately available funds, by check or wire transfer, in the full amount of the purchase price for the Units being purchased hereunder as specified for each Purchaser, in an aggregate amount of not less than the Minimum Offering; and (ii) the accuracy of the representations and warranties made by each Purchaser herein as of the Closing date.

(b) The obligation of each Purchaser to accept delivery of such stock certificates and Warrants and to release its respective purchase price for the Units under the Escrow Agreement shall be subject to the following conditions:
(i) the satisfaction of all terms and conditions to the release of the Aggregate Funding Amount under the Escrow Agreement; (ii) the accuracy of the representations and warranties made by the Company herein as of the Closing;
(iii) the receipt of legal opinions from counsel for the Company, dated as of the Closing date, in the form attached hereto as EXHIBIT B; and (iv) the receipt at the Closing of a certificate, executed by the Company's Chief Executive Officer, certifying that the Company has complied with the conditions set forth in items (i) through (ii) above.

(c) The Purchasers' obligation to complete the purchase and sale of the Units shall be rescinded and funds (without interest thereon) held in Escrow shall be distributed to the respective Purchasers if the Closing has not occurred on or before July 15, 2004.

3.3 CLOSING. Upon satisfaction of the conditions set forth in Sections 3.2(a) and 3.2(b) above, the Aggregate Funding Amount shall be distributed from Escrow against delivery of certificates representing the Shares and Warrants, substantially in the form attached as Exhibit D to the Private Placement Term Sheet with Exhibits (the "PRIVATE PLACEMENT MATERIALS") to which a form of this Agreement is attached as Exhibit F, pursuant to the terms of the Escrow Agreement and this Agreement (the "CLOSING").

3.4 PURCHASERS' APPROVALS. From the date of this Agreement until the earlier of
(a) the date the Shares are issued or (b) the date the Purchasers' Escrow Deposit (as defined in the Escrow Agreement) is returned to the Purchasers, the Company shall not, without the written consent of more than fifty percent (50%) in interest (based on the purchase commitments set forth on the executed counterpart signature pages hereto) of the Purchasers, take any actions that would require approval of the holders of Preferred Stock in accordance with the Certificate of Designation (the "CERTIFICATE OF DESIGNATION"), the form of which is attached as Exhibit C to the Private Placement Materials, other than actions,

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including, but not limited to, the filing of the Certificate of Designation and the issuance and sale of the Units hereunder, required to consummate the transactions contemplated by this Agreement. Notwithstanding the foregoing in this Section 3.4, none of the Purchasers shall have the ability to provide their consent pursuant to this Section 3.4 to the extent that such consent would be deemed to be in violation of the rules of the NASD.

4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company hereby represents and warrants to, and covenants with, each Purchaser as of the date of this Agreement as follows:

4.1 ORGANIZATION AND QUALIFICATION.

The Company is a corporation duly organized, validly existing and is authorized to do business in the corporate form under the laws of the State of Utah and has all requisite corporate power and authority to conduct its business as currently conducted and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

4.2 DUE EXECUTION, DELIVERY AND PERFORMANCE OF THE AGREEMENTS AND THE WARRANTS.

The Company's execution, delivery and performance of each of this Agreement, the Escrow Agreement and the Warrants (a) has been duly authorized by all requisite corporate action by the Company, and (b) will not violate the Articles of Incorporation or Bylaws of the Company, each as amended, or violate or result in a breach of or constitute a default under any provision of any material indenture, mortgage, agreement, contract or other material instrument to which the Company or any subsidiary is a party or by which the Company or any subsidiary or any of their respective properties or assets is bound. Upon execution and delivery, and assuming the valid execution hereof by each of the Purchasers, each of this Agreement, the Escrow Agreement and the Warrants will constitute a valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company in Section 7.4 hereof may be legally unenforceable.

4.3 ISSUANCE, SALE AND DELIVERY OF THE SHARES AND WARRANTS.

(a) CAPITALIZATION. As of the date hereof, there were (i) 100,000,000 shares of Common Stock authorized, (ii) 16,105,112 shares of Common Stock issued and outstanding, (iii) 2,114,500 shares of Common Stock reserved for issuance upon exercise of outstanding options to purchase Common Stock, (iv) 1,530,330 shares of Common Stock reserved for issuance upon exercise of outstanding options to purchase Common Stock, (v) 5,000,000 shares of Common Stock reserved for issuance upon the conversion of the June 2003, $1,250,000 promissory note convertible at any time prior to repayment thereof into Common Stock at a price of $0.25 per share, and (vi) 10,000,000 shares of $.01 par value preferred stock that are available for issuance (none of which, prior to the date hereof, have been designated or reserved for such designation) in one or more classes or

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series with such designations, rights, preferences and restrictions as may be determined from time to time by the Board of Directors and from which the Shares are to be so designated upon the filing of the Certificate of Designations. Except as supplemented in this Section 4.3(a), the authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Public Documents (as defined in Section 4.4 hereof).

(b) DUE AUTHORIZATION AND VALID ISSUANCE. (i) All issued and outstanding shares of the Company's Common Stock have been duly authorized and validly issued, and are fully paid and nonassessable. The Company will use its best efforts to ensure that, at all times, a sufficient number of shares of its Common Stock are reserved for issuance upon conversion of the Shares (the "CONVERSION SHARES") and upon exercise of the Warrants (the "WARRANT SHARES"). When issued and delivered to the respective Purchaser or the respective Purchaser's custodian banks, as applicable, and paid for by the respective Purchaser in accordance with the terms and conditions of this Agreement, the Shares to be sold pursuant to such Units will be validly issued, fully paid and nonassessable and will be delivered by the Company free and clear of all liens, pledges, claims, encumbrances, security interests or other restrictions, except for restrictions on transfer imposed to ensure compliance with the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the restrictions specified in Section 5.5(a) hereof. When issued and delivered upon conversion of the Shares in accordance with the terms and conditions of the Certificate of Designation or upon exercise of the Warrants, the Conversion Shares and Warrant Shares, respectively, shall be validly issued, fully paid and nonassessable and will be delivered by the Company free and clear of all liens, pledges, claims, encumbrances, security interests or other restrictions, except for restrictions on transfer imposed to ensure compliance with the Securities Act and the restrictions specified in
Section 5.5(a) hereof. Neither the issuance of the Shares, the Warrants, the Conversion Shares or the Warrant Shares will be subject to any preemptive or similar rights.

         (ii) In addition to the Conversion Shares and the Warrant Shares, the Company will use its best efforts to ensure that, at all times, a sufficient number of shares of its Common Stock are reserved for issuance upon exercise of the up to 351,352 warrants that, presuming all authorized Units are sold, are issuable by the Company to 1st BridgeHouse Securities LLC, the Capital City Partners Southeast Division (the "PLACEMENT AGENT"), a NASD registered broker-dealer that acted as the placement agent in this private placement (the "AGENT WARRANT SHARES"). When issued and delivered to the Placement Agent or the Placement Agent's custodian bank, as applicable, and paid for by the Placement Agent in accordance with the terms and conditions of the Placement Agent's warrants, the shares to be sold pursuant to exercise of warrants will be validly issued, fully paid and nonassessable and will be delivered by the Company free and clear of all liens, pledges, claims, encumbrances, security interests or other restrictions, except for restrictions on transfer imposed to ensure compliance with the Securities Act and the restrictions specified in Section 5.5(a) hereof. Neither the execution of the placement agency agreement, nor the issuance the warrants to the Placement Agent, nor the issuance of the Agent Warrant Shares will be subject to any preemptive or similar rights.

4.4 PUBLIC INFORMATION. The documents filed by the Company with the Securities and Exchange Commission (the "SEC") are collectively referred to herein as the "PUBLIC DOCUMENTS". The Public Documents include, without limitation: (a) the Company's Annual Report on Form 10-K for the year ended December 31, 2003; (b) the company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2004; (c) the Company's Proxy Statement for its 2004 annual meeting; and (d) the company's Form 8-K filed with the SEC on March 19, 2004. All of the consolidated financial statements of the Company (including in each case any related notes thereto) contained in the Public Documents, including each Public Document filed

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after the date hereof until the Closing, (a) complies or, when filed, will comply as to form in all material respects with the published rules and regulations of the SEC with respect thereto, (b) has been or, when filed, will have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited interim financial statements, as may be permitted by the SEC under Form 10-Q, 8-K or any successor form under the Exchange Act (as defined below)) and (c) fairly presents, or when filed will fairly present, the consolidated financial position of the Company and its subsidiaries as at the respective dates thereof and the consolidated results of the Company's operations and cash flows for the periods indicated, except that the unaudited interim financial statements may not contain footnotes which are not required in unaudited financial statements, but do contain all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the Company's consolidated financial position, results of operations and cash flows. As of the time they were filed with the SEC, or as subsequently amended or superseded by a filing prior to the date of this Agreement and expressly referred to in this Section 4.4, none of the Public Documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.5 ELIGIBILITY FOR FORM S-3 AND AUDITOR'S CONSENT. The Company represents and warrants that it meets the requirements for the use of Form S-3 for registration of the resale by the Purchasers of the Conversion Shares and Warrant Shares. The Company shall file all reports required to be filed by the Company with the SEC in a timely manner and take all other necessary action so as to maintain such eligibility for the use of Form S-3. The Company has no basis to believe that its past or present independent public auditors will withhold their consent to the inclusion, or incorporation by reference, of their audit opinion concerning the Company's financial statements which are included or incorporated by reference in the Registration Statement required to be filed pursuant to this Agreement.

4.6 NO MATERIAL CHANGE. There has been no material adverse change and no material adverse development in the business, properties, operations, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, since March 31, 2003, other than a material adverse change or material adverse development which, and to the extent that it, has occurred directly as a result of the announcement or pendency of this Agreement.

4.7 NON-CONTRAVENTION. The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Warrant and the Escrow Agreement will not contravene the Articles of Incorporation or Bylaws of the Company, each as amended, or any agreement or other instrument binding upon the Company or any of its subsidiaries that was filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 2003, as amended, or which was subsequently filed as an exhibit to a Form 10-Q or Form 8-K, or any law, rule or regulation applicable to the Company or any of its subsidiaries or by which the Company or any of its subsidiaries or any of their respective properties is bound or affected or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or blue sky laws of the various states in connection with the offer and sale of the Shares and the Warrants and by federal and states securities laws with respect to the Company's obligations under
Section 7 of this Agreement.

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4.8 LITIGATION. There are no legal or governmental proceedings pending or, to the Company's knowledge, threatened to which the Company or any of its subsidiaries is party or to which any of the properties of the Company or any of its subsidiaries is subject other than proceedings accurately described in all material respects in the Public Documents and proceedings that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement.

4.9 INTELLECTUAL PROPERTY. The Company and its subsidiaries own or possess, or can acquire on reasonable terms, sufficient legal rights to all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse affect on the Company and its subsidiaries, taken as a whole.

4.10 INVESTMENT COMPANY. The Company is not, and after giving effect to the offer and sale of the Units and the application of the proceeds thereof will not be, immediately following the transaction, required to register as an "INVESTMENT COMPANY" as such term is defined in the Investment Company Act of 1940, as amended.

4.11 NO SOLICITATION. Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act) (an "AFFILIATE") of the Company has, directly, or through any agent, (a) sold, offered for sale, solicited any offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sales of the Units, Shares or Warrants in a manner that would require the registration under the Securities Act of the Units, Shares or Warrants; or (b) offered, solicited offers to buy or sold the Units, Shares or Warrants in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and the Company will not engage in any of the actions described in subsections (a) and (b) of this paragraph.

4.12 NO REGISTRATION. Subject to the accuracy of each of the Purchaser's representations herein, it is not necessary in connection with the offer, sale and delivery of the Units, Shares or Warrants to the several Purchasers in the manner contemplated by this Agreement to register the Units, Shares or Warrants under the Securities Act.

4.13 NO MANIPULATION. The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares and Warrants or Conversion Shares and Warrant Shares, respectively.

4.14 CONFLICTING REGISTRATION RIGHTS. As of the date of this Agreement, other than the Purchasers, no shareholder of the Company has any right (which has not been waived) to require the Company to register the sale of any shares owned by such shareholder under the Securities Act in the Registration Statement (as defined in Section 7.1 hereto) to be filed by the Company on behalf of the Purchasers pursuant to Section 7 hereto or in any other Company registration statement as a result of the Company's filing of the Registration Statement pursuant to Section 7 hereunder.

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4.15 RELATED PARTY TRANSACTIONS. The Company hereby covenants and agrees that all related party transactions (including, but not limited to, transactions between officers or affiliates of the Company) shall require approval of a majority of the non-interested members of its Board of directors in such transaction.

4.16 DISCLOSURE. The Company hereby covenants and agrees that on the date hereof and on the date of the Closing it will require each of its officers and directors to provide full disclosure for all investments that would impact their performance as an officer or director of the Company (the "DISCLOSURE"). The Company covenants and agrees that it will provide any such Disclosure to the Purchasers hereto, if applicable.

4.17 USE OF PROCEEDS. The Company shall use the proceeds from the sale of the Units as described in the Private Placement Materials.

4.18 CHANGE OF CONTROL PRIOR TO CLOSING DATE. If, after the date hereof but prior to the earlier of the date of the Closing or July 15, 2004, a transaction or series of transactions occur in which a person or group of persons (as defined in Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")) other than the Purchasers acquires beneficial ownership (as determined in accordance with Rule 13d-3 of the Exchange Act) of more than fifty percent (50%) of the Common Stock or voting power of the Company (a "CHANGE OF CONTROL"), the Purchasers shall be entitled to receive promptly, in cash, an amount equal to what the Purchasers would have been entitled to receive under the liquidation provisions of the Certificate of Designation had they held the Shares and the Warrants on the date the Change of Control occurred and had exercised the Warrants on such date less the Aggregate Funding Amount and the aggregate exercise price of the Warrants.

4.19 DILUTIVE EVENT. The issuance of the Units, the underlying Shares, Conversion Shares, Warrants, Warrant Shares, the Placement Agents warrants and the Agent Warrant Shares, neither individually nor in the aggregate, constitute an anti-dilution event for any existing securityholders of the Company, pursuant to which such shareholders would be entitled to additional securities or a reduction in the applicable conversion price or exercise price of any securities due to any issuance proposed to be conducted hereunder.

4.20 CORPORATE EXISTENCE. So long as a Purchaser beneficially owns any Shares or Warrants, the Company shall maintain its corporate existence, and in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, the Company shall ensure that the surviving or successor entity in such transaction assumes the Company's obligations hereunder and under the Certificate of Designation, the Warrants and the agreements and instruments entered into in connection herewith regardless of whether or not the Company would have had a sufficient number of shares of Common Stock authorized and available for issuance in order to effect the conversion of all the Shares and the exercise in full of all Warrants outstanding as of the date of such transaction.

5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF PURCHASERS. Each Purchaser, severally but not jointly, hereby represents and warrants to, and covenants with, the Company as of the date of this Agreement and as of the Closing date as follows (such representations and warranties do not lessen or obviate the representations and warranties of the Company as set forth in this Agreement):

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5.1 INVESTMENT REPRESENTATIONS. Purchaser represents and warrants to, and covenants with, the Company that: (a) Purchaser, taking into account the personnel and resources it can practically bring to bear on the purchase of the Units contemplated hereby, is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities presenting an investment decision like that involved in the purchase of the Units, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Units and the underlying Shares, Conversion Shares, Warrants and Warrant Shares (collectively, the "Securities"), including all of the Company's Public Documents (which were not delivered to Purchaser but which are available to the Purchaser on the SEC's web site at www.sec.gov); (b) Purchaser is acquiring the number of Units referred to in the Purchaser's Counterpart Signature Page hereto for its own account for investment only and with no present intention of distributing any of such Securities, or any arrangement or understanding with any other persons regarding the distribution of such Securities; (c) Purchaser has indicated on its Counterpart Signature page the reason the Purchaser is an accredited investor, and the information provided therein by Purchaser is true and correct to the best knowledge of Purchaser as of the date hereof; and (d) Purchaser has, in connection with its decision to purchase the number of Units set forth in its Counterpart Signature Page hereto, relied solely upon the information delivered to Purchaser as described in clause (a) above and the representations and warranties of the Company contained herein.

5.2 REQUISITE POWER AND AUTHORITY. Purchaser further represents and warrants to, and covenants with, the Company that (a) Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of Purchaser enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of Purchaser in Section 7.4 hereof may be legally unenforceable.

5.3 RULE 144. Purchaser acknowledges and agrees that the Securities acquired by Purchaser hereunder must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits unregistered limited resales of securities subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being made through an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Exchange Act and the number of shares being sold during any three-month period not exceeding specified limitations.

5.4 NO MANIPULATION. Purchaser has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares and Warrants or Conversion Shares and Warrant Shares, respectively.

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5.5  COVENANTS.  Purchaser hereby covenants with the Company that:

(a) prior to the Closing contemplated herein such Purchaser shall not enter into any Sale or Hedging Transaction (as defined below) with respect to any of the Company's securities held by such Purchaser whether or not (i) owned by the Purchaser prior the date hereof, (ii) purchased by the Purchaser in an open market transaction after the date hereof, or (iii) acquired or to be acquired in connection with the transactions contemplated by this Agreement (the "LOCK-UP AGREEMENT");

(b) upon the earliest occurrence of either (i) the date the Escrow Agent becomes obligated to return to the Purchasers the Aggregate Funding Amount or (ii) the Closing, the foregoing Lock-Up Agreement shall be released solely with regard to the following securities (the "RELEASED SHARES"):

         (i) shares or rights to acquire shares of Common Stock owned by the Purchasers prior to the date hereof; and

         (ii) any shares or rights to acquire shares of Common Stock acquired by the Purchasers on the open market after the date hereof;

(c) other than the Released Shares, each Purchaser's respective obligation to hold the Securities acquired by such Purchaser under the terms of this Agreement shall be released as follows: (i) twenty-five percent (25%) (calculated based on the aggregate amount of Securities on a Common Stock equivalent basis issued to the respective Purchaser as of the Closing date) of each Purchaser's respective Securities shall be released from the foregoing restriction six (6) months from the Closing date; (ii) twenty-five percent (25%) (calculated based on the aggregate amount of Securities on a Common Stock equivalent basis issued to the respective Purchaser as of the Closing date) of each Purchaser's respective Securities shall be released from the foregoing restriction nine (9) months from the Closing date; (iii) twenty-five percent (25%) (calculated based on the aggregate amount of Securities on a Common Stock equivalent basis issued to the respective Purchaser as of the Closing date) of each Purchaser's respective Securities shall be released from the foregoing restriction twelve (12) months from the Closing date; and (iv) twenty-five percent (25%) (calculated based on the aggregate amount of Securities on a Common Stock equivalent basis issued to the respective Purchaser as of the Closing date) of each Purchaser's respective Securities shall be released from the foregoing restriction fifteen (15) months from the Closing date. For purposes herein, a "SALE OR HEDGING TRANSACTION" with respect to a security shall mean (A) any pledge (except a pledge relating to a bona fide cash loan and not for collateralizing a Sale or Hedging Transaction), sale, contract to sell, sale of any option or contract to purchase, purchase of any option or contract to sell, grant of any option, right or warrant to purchase, loan or other transfer or disposition of, directly or indirectly, any such security, or any other actions designed to achieve similar effects, (B) any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such security, or any other actions designed to achieve similar effects, or (C) any transaction that would be deemed the establishment of or increase in a put equivalent position (as defined in Rule 16a-1(h) under the Exchange Act), whether any such transaction described in clause (A), (B) or (C) above is settled by delivery of such security, in cash or otherwise, or any other actions designed to achieve similar effects. Any Sale or Hedging Transaction shall be deemed to have been made with respect to the greater of (I) the notional amount of the security subject to such transaction and (II) the maximum amount of the security (or the cash value thereof) deliverable in respect of such transaction.

(d) Subject to the Lock-Up Agreement provided for in Section 5.5(a) above, (i) prior to the effective date of the Registration Statement referenced in Section 7.1(a) below (the "EFFECTIVE DATE"), Purchaser shall not transfer any Securities except in compliance with the Securities Act and the rules and regulations promulgated thereunder, and any transferee of Securities prior to the Effective Date shall agree in advance in a writing acceptable to the Company to be subject to all of the provisions of this Agreement with respect to the Securities; and
(ii) commencing as of the Effective Date, Purchaser shall not make any sale of the Securities under the Registration Statement without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied, and Purchaser acknowledges and agrees that on and after the Effective Date, such Securities are not transferable on the books of the Company unless the certificate submitted to the transfer agent evidencing Securities is accompanied by a separate Purchaser's certificate: executed by Purchaser or by an officer of, or other authorized person designated by, Purchaser to the effect that (I) if the Securities have been sold in accordance with the Registration Statement, the requirement of delivering a current prospectus has been satisfied and (II) a representation that Section 5.5(d)(ii) of this Agreement has been complied with.

(e) The restrictions contained in Section 5.5(a), (b) and (c) are limited to the extent necessary to prevent such restrictions from causing the Purchasers to be considered a "GROUP" for purposes of Section 13d of the Exchange Act.

(f) Notwithstanding anything to the contrary in Sections 5.5(a), (b) and (c) above, each Purchaser's respective obligation to hold any of the Company's securities shall be released if there has occurred, at or prior to Closing, a material breach in the Company's obligations or representations hereunder which renders the Company incapable of satisfying the conditions to Closing contained in Section 3.2(b) prior to the latest possible Closing date under Section 3.2 hereof and such breach, if curable, is not cured within fifteen (15) days after receipt by the Company of written notice from a majority in interest (based on the purchase commitments set forth in the Counterpart Signature Pages then held by the Escrow Agent) of the Purchasers specifying in reasonable detail the nature of such breach.

5.6 LEGEND. Purchaser understands and agrees that all certificates evidencing the Shares, Warrants, Conversion Shares and Warrant Shares to be issued to such Purchaser will bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

5.7 LIMITATIONS ON USE OF PURCHASER REPRESENTATIONS. The Purchasers' several representations and warranties made in Sections 5.1, 5.3 and 5.6 are made solely for the purpose of permitting the Company to make a determination that the offer and sale of the Units pursuant to this Agreement comply with applicable U.S. federal and state securities laws and not for any other purpose. Accordingly, the Company should not rely on such representations and warranties for any other purpose.

5.8 PURCHASERS NOT ACTING AS A GROUP. Purchaser acknowledges and agrees that it is acting independently with respect to this Agreement and the transactions contemplated hereunder and not as a "group" with respect thereto for purposes of
Section 13d of the Exchange Act and, accordingly, nothing herein is intended to give any Purchaser any rights with respect to any other Purchaser or cause it to be a third party beneficiary of any covenants or agreements made by any other Purchaser.

6. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchasers herein and in the certificates delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchasers of the Units and the underlying Shares and Warrants being purchased and the payment therefor.

7.  REGISTRATION OF THE COMMON STOCK; COMPLIANCE WITH THE SECURITIES ACT.

7.1      REGISTRATION PROCEDURES AND EXPENSES. The Company shall:

(a) Prior to the later to occur of December 31, 2004 and the date six months after the initial Closing hereof, (the "FILING DEADLINE DATE"), prepare and file with the SEC a registration statement on Form S-3 (the "REGISTRATION STATEMENT") in order to register with the SEC the resale of all the Conversion Shares, Warrant Shares and Agent Warrant Shares (collectively, the "REGISTRABLE SECURITIES") by the Purchasers from time to time through underwriters, agents or otherwise, in negotiated or market transactions or through the automated quotation system of Nasdaq or the facilities of any national securities exchange on which the Company's Common Stock is then traded or in privately negotiated transactions or pursuant to such other method or methods of distribution as any of the Purchasers may require. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 7.1 with respect to any particular Purchaser that such Purchaser shall furnish to the Company such information regarding itself, the Registrable Securities to be sold by such Purchaser, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities and to determine that the Company's filing of such Registration Statement does not cause the Company to be in violation of any of its existing obligations to current shareholders;

(b) use reasonable efforts, subject to the receipt of necessary information from such Purchasers, to cause the Registration Statement to become effective as soon as commercially practicable following the filing thereof with the SEC, but in any event by the date (the "EFFECTIVENESS DEADLINE DATE") that is one hundred eighty (180) days after the Filing Deadline Date;

(c) prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith and take such other actions as may be necessary to keep the Registration Statement continually effective and available for use for a period of five (5) years from the effective date of the Registration Statement (the "REGISTRATION PERIOD") or, if earlier, until all of the Registrable Securities have been sold pursuant thereto; and use reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in either case at the earliest possible moment, and provide prompt notice to the Purchaser of the withdrawal of any such order;

(d) furnish to each Purchaser and to the Placement Agent with respect to the Registrable Securities registered under the Registration Statement such number of copies of prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by such Purchasers; PROVIDED, HOWEVER, that the obligation of the Company to deliver copies of prospectuses or preliminary prospectuses to the respective Purchasers shall be subject to the receipt by the Company of reasonable assurances from the respective Purchasers that the respective Purchasers will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses or preliminary prospectuses;

(e) file documents required of the Company for normal blue sky clearance in states specified in writing by each of the respective Purchasers; PROVIDED, HOWEVER, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented; and

(f) bear all expenses incurred by the Company in connection with the procedures in paragraphs (a) through (e) of this Section 7.1 and the registration of the Registrable Securities pursuant to the Registration Statement (including reasonable legal fees and expenses of one counsel to the Purchasers), exclusive of underwriting discounts and commissions, which shall be the responsibility of the Purchasers.

7.2  LIQUIDATED DAMAGES AND OTHER MATTERS.

(a) If (i) the Registration Statement is not filed by the Company with the SEC on or prior to the twentieth (20th) day following the Closing (the "FILING DEADLINE DATE"), then the automatic conversion feature pursuant to which the Preferred Stock converts to Common Stock on the second (2nd) anniversary of the Closing shall be adjusted, without any action on the part of the Company or the Purchasers, such that the automatic conversion will be delayed by one (1) year, such that the Preferred Stock will convert to Common Stock on the third (3rd) anniversary of the Closing. The parties hereto agree that the liquidated damages provided for in this Section 7.2(a) constitute a reasonable estimate of the damages that may be incurred by the Purchasers by reason of the failure of the Registration Statement to be filed or declared effective in accordance with the provisions hereof.

(b) The Company shall, upon (i) the issuance by the SEC of a stop order suspending the effectiveness of the Registration Statement or the initiation of proceedings with respect to the Registration Statement under Section 8(d) or 8(e) of the Securities Act, (ii) the occurrence of any event or the existence of any fact as a result of which the Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or the related prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) the occurrence or existence of any pending corporate development that, in the reasonable discretion of the Company makes it appropriate to suspend the availability of the Registration Statement and the related prospectus, (A) in the case of clause (ii) above, subject to the next sentence, as promptly as practicable prepare and file, if necessary, pursuant to applicable law, a post-effective amendment to such Registration Statement or a supplement to the related prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference to such Registration Statement and prospectus so that such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Shares being sold thereunder, and, in the case of a post-effective amendment to the Registration Statement, subject to the next sentence, use its reasonable efforts to cause it to be declared effective as promptly as is practicable, and (B) give notice to the Purchasers that the availability of the Registration Statement is suspended (a "DEFERRAL NOTICE") and, upon receipt of any Deferral Notice, each Purchaser agrees not to sell any Conversion Shares or Warrant Shares pursuant to the Registration Statement until such Purchaser's receipt of copies of the supplemented or amended prospectus provided for in clause (A) above, or until it is advised in writing by the Company that the prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus. The Company will use all reasonable efforts to ensure that the use of the prospectus may be resumed (I) in case of clause (i) and (ii) above, as promptly as is practicable, and (II) in the case of clause (iii) above, as soon as, in the sole judgment of the Company, public disclosure of such material event would not be prejudicial to or contrary to the interests of the Company or, if necessary to avoid unreasonable burden or expense, as soon as practicable thereafter. The Company shall be entitled to exercise its rights under this Section 7.2(b) to suspend availability of the Registration Statement or any prospectus no more than two (2) times in any twelve (12) month period, and any such period during which the availability of the Registration Statement and any prospectus is suspended (a "DEFERRAL PERIOD") shall not exceed thirty (30) days. The Company shall use all commercially reasonable efforts to limit the duration and the number of any Deferral Periods. Each Purchaser hereby agrees that upon receipt of any Deferral Notice from the Company, such Purchaser shall, and shall cause each of its officers, directors, employees, affiliates, advisors, agents and representatives to, keep confidential all nonpublic information set forth in such notice including the existence and terms of such Deferral Notice.

7.3 TRANSFER OF SHARES AFTER REGISTRATION. Each Purchaser agrees that it will promptly notify the Company of any changes in the material information set forth in the Registration Statement regarding such Purchaser or its plan of distribution with respect to the Registrable Securities, as applicable.

7.4  INDEMNIFICATION.

(a) as used herein, the term "SELLING SHAREHOLDER" shall mean a Purchaser and, if a Purchaser is an institution, such Purchaser's directors or trustees, officers and employees and each person who controls Purchaser within the meaning of the Securities Act, and it shall also refer to the Placement Agent, to the extent reference thereto applies to the Placement Agent's sale of Agent Warrant Shares;

(b) as used herein, the term "REGISTRATION STATEMENT" shall include any final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 7.1; and

(c) as used herein, the term "UNTRUE STATEMENT" shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) The Company agrees to indemnify and hold harmless each Selling Shareholder, each underwriter through which sales are made pursuant to the Registration Statement, and each person, if any, who controls an underwriter or Selling Shareholder within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act (collectively, the "INDEMNITEES") from and against any losses, claims, damages or liabilities to which an Indemnitee may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement of a material fact contained in the Registration Statement on the Effective Date thereof, or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will reimburse such Indemnitee for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Indemnitee specifically for use in preparation of the Registration Statement, or any statement or omission in any prospectus on and after, and to the extent that, it is corrected in any subsequent prospectus that was delivered to such Indemnitee prior to the pertinent sale or sales by such Selling Shareholder.

(e) Except as otherwise prohibited under the Investment Act of 1940 and the rules and regulations promulgated thereunder, each Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement, each director of the Company, each underwriter through which sales are made pursuant to the Registration Statement and each person, if any, who controls such underwriter (collectively, the "COMPANY INDEMNITEES") and any other shareholder selling securities under such Registration Statement or any of such other shareholder's partners, directors or officers or any person who controls such shareholder (the "SHAREHOLDER INDEMNITEES"), from and against any losses, claims, damages or liabilities (joint or several), but in any event not in excess of the net proceeds received by such Purchaser in the sale of Registrable Securities giving rise to such claim, to which the Company Indemnitees or such Shareholder Indemnitees may become subject (under the Securities Act, the Exchange Act or other federal or state law), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon any untrue statement of a material fact contained in the Registration Statement on the Effective Date if such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of such Purchaser specifically for use in preparation of the Registration Statement, and the Purchaser will reimburse the Company Indemnitees or other Shareholder Indemnitees, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.

(f) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.4, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; PROVIDED, HOWEVER, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; PROVIDED, HOWEVER, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel for all indemnified parties.

(g) If the indemnification provided for in this Section 7.4 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the act or omission that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(h) The obligations of the Company, Purchaser and Placement Agent under this
Section 7.4 shall survive completion of any offering of Registrable Securities in a Registration Statement and the termination of this Agreement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(i) To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under this
Section 7.4 to the fullest extent permitted by law; PROVIDED, HOWEVER, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

7.5 TERMINATION OF CONDITIONS AND OBLIGATIONS. Except as is provided in Section 5.5(a) hereof, the conditions precedent imposed by Section 5 or this Section 7 upon the transferability of the Securities shall cease and terminate as to any particular Securities, when such Conversion Shares and/or Warrant Shares, as applicable, shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

8.  COMPANY COVENANTS.

8.1 FINANCIAL INFORMATION. The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied, and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

8.2 INDEMNITY. The Company will indemnify each Purchaser and each of the Purchasers' representatives on the Board of Directors of the Company (and their respective officers, directors, partners, shareholders, heirs, assigns, etc.) (collectively, the "PURCHASER INDEMNITEES") to the fullest extent permitted by law if such Purchaser Indemnitee becomes a party to an actual or threatened action, suit or proceeding by reason of the fact that such Purchaser Indemnitee is or was a director, officer or shareholder of the Company, or by reason of any action or inaction on the part of such Purchaser Indemnitee while acting in such capacity. Such indemnification shall extend both to third party proceedings and to proceedings brought by or in the name of the Company. Indemnification shall not be available if the Purchaser Indemnitee did not act in good faith and in a manner the Purchaser Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and its shareholders.

9. BROKER'S FEE. Each of the parties hereto hereby represents that on the basis of any actions and agreements by it, there are no brokers or finders entitled to compensation in connection with the sale of Units to the Purchasers, except for a fee paid by the Company to the Placement Agent in connection with this transaction equal to the sum of: (a) $10,000 paid upon the initiation of the transaction, (b) 8% of the gross proceeds received by the Company in connection with the Closing, less the $10,000 paid pursuant to subsection (a), (c) the issuance of warrants to purchase that number of shares of Common Stock equal to ten percent (10%) of the number of shares of Preferred Stock issued to Purchasers, exercisable at a price per share equal to (i) the Unit Price, divided by (ii) the number of shares of Preferred Stock contained in a Unit, (d) the issuance of warrants to purchase that number of shares of Common Stock equal to ten percent (10%) of the number of shares of Common Stock that may be issued to Purchasers upon the Purchasers' exercise of the Warrants, exercisable at a price per share equal to one hundred and fifty percent (150%) of (i) the Unit Price, divided by (ii) the number of shares of Preferred Stock contained in a Unit, (e) the reimbursement of the Placement Agent's ordinary and necessary out of pocket expenses, including fees and expenses of Placement Agent's legal counsel, subject to the Company's reasonable approval, and (f) monthly advisory services fees equal to $5,000 per month, commencing 30 days after Closing and continuing monthly thereafter for eleven (11) months.

10. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by facsimile or mailed by first class registered or certified airmail, or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so sent by facsimile or mailed and shall be delivered (A) if to the Company, to its address as set forth in the Public Documents, or (b) if to the Purchaser, to the Purchaser's address set forth on its Counterpart Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

11. AMENDMENT AND WAIVER. This Agreement may be amended or modified only with the written consent of the Company and the unanimous consent of the Purchasers.

12. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

13. SEVERABILITY. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, provided that no parties' rights hereunder are materially adversely affected thereby.

14. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA AS APPLIED TO CONTRACTS ENTERED INTO AND PERFORMED ENTIRELY IN FLORIDA BY FLORIDA RESIDENTS.

15. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

16. REMEDIES. In addition to being entitled to exercise all rights and remedies provided herein or granted by law for any breach by the Company hereunder, each Purchaser shall be entitled to specific performance of its respective rights under this Agreement. In that regard, the Company acknowledges and agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

17. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

18. FURTHER ACTIONS. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in transactions of this nature in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                            [SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer as of April 30, 2004.

MIRACOR DIAGNOSTICS, INC.

By:  ___________________________
Name:  _________________________
Title:  __________________________

PURCHASERS
SEE COUNTERPART SIGNATURE PAGES THAT FOLLOW THIS PAGE

              COUNTERPART SIGNATURE PAGE TO UNIT PURCHASE AGREEMENT

WHEREAS, the undersigned has on the date specified on page 21 agreed, subject to the terms and conditions of the Agreement (as such term is defined in the following paragraph), to purchase the number of Units specified on page 21 of MIRACOR DIAGNOSTICS, INC., a Utah corporation (the "COMPANY"); and

WHEREAS, the undersigned has read and fully understands (and/or the undersigned has engaged such experts as the undersigned deems necessary or desirable to assist the undersigned in reading and understanding) the undersigned's rights, liabilities and obligations set forth in the Unit Purchase Agreement to which this Counterpart Signature Page is attached (the "Agreement"); and

WHEREAS, the undersigned has read and fully understands the information and materials set forth in the Company's Private Placement Term Sheet with Exhibits, dated April 30, 2004 (the "Private Placement Materials"); and

WHEREAS, the undersigned is an accredited investor within the meaning of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), because the undersigned is (check one):

         o A natural person whose individual net worth, or joint net worth with spouse, exceeds $1 million at the time of purchase (in this instance, the term "net worth" means the excess of assets at fair market value, including home and personal property, above total liabilities, including mortgages and income taxes on unrealized appreciation of assets).

         o A natural person who has individual income of more than $200,000 in each of the two most recent years (2003 and 2002), or joint income with that person's spouse of more than $300,000 in each of those years, and reasonably expects to reach the same income level in the current year (2004).

         o An IRA or revocable grantor trust whose grantor is a person that is:

                  i) A natural person whose individual net worth, or joint net worth with spouse, exceeds $1 million at the time of purchase. (In this instance, the term "net worth" means the excess of assets at fair market value, including home and personal property, above total liabilities, including mortgages and income taxes on unrealized appreciation of assets.)

                  ii) A natural person who has individual income of more than $200,000 in each of the two most recent years (2003 and 2002), or joint income with that person's spouse of more than $300,000, and reasonably expects to reach the same income level in the current year
                           (2004).

                  (IF YOU ARE THE GRANTOR OF A REVOCABLE GRANTOR TRUST, YOU MUST INCLUDE A COPY OF YOUR TRUST AGREEMENT.)

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

         o A trust (other than an IRA or a revocable grantor trust) having total assets of more than $5 million, not formed for the specific purpose of acquiring the Shares offered hereby, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Shares. (YOU MUST INCLUDE A COPY OF YOUR TRUST AGREEMENT.)

         o A bank (as defined in Section 3(a)(2) of the Securities Act), a savings and loan association, or other institution (as defined in Section 3(a)(5)(A) of the Securities Act), acting in an individual or fiduciary capacity, including as a credit union or other institution whose account is insured by the National Credit Union Administration.

         o A broker and/or dealer registered under Section 15 of the Securities Exchange Act of 1934, as amended.

         o A business development company (as defined in Section 2(a)(48) of the Investment Company Act of 1940).

         o A private business development company (as defined in Section 202(a)(22) of the Investment Advisers Act of 1940).

         o A corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares offered hereby, with total assets of more than $5 million. (YOU MUST INCLUDE A COPY OF YOUR ARTICLES OF INCORPORATION OR CERTIFICATE OF FORMATION FILED WITH THE STATE IN WHICH YOU ARE ORGANIZED OR INCORPORATED, AND/OR A FICTITIOUS NAME AFFIDAVIT, AS MAY BE PERTINENT TO YOUR TYPE OF ENTITY.)

         o An insurance company (as defined in Section 2(13) of the Securities Act).

         o An investment company registered under the Investment Company Act of 1940.

         o A tax-exempt organization described in Section 501(c) of the Code with total assets of more than $5 million.

         o A Small Business Investment Company (licensed by the United States Small Business Administration under Section 301(c) or
                  (d) of the Small Business Investment Company Act of 1958).

THEREFORE, by executing this counterpart signature page, the undersigned agrees to and accepts the Agreement and hereby authorizes this additional signature page to be attached to the Agreement.

                   [DETAILS AND SIGNATURES ON FOLLOWING PAGE]

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

IN WITNESS WHEREOF, the undersigned has executed this counterpart signature page to the Unit Purchase Agreement as of the day and year set forth below.

Date....................................       _________________________________

Number of Units Purchased...............       _________________________________

Name of Purchaser.......................       _________________________________

Name of Signatory.......................       _________________________________

Capacity of Signatory (Purchaser,
President, Trustee, Member, etc.).......       _________________________________

Signature...............................       _________________________________

Purchaser's Taxpayer Identification
Number..................................       _________________________________

Purchaser's Principal Street Address....       _________________________________

Purchaser's City, State and Zip Code....       _________________________________

Purchaser's Telephone Number............       _________________________________

Purchaser's Fax Number..................       _________________________________

Purchaser's E-Mail Address..............       _________________________________

NOTE: EACH PURCHASER MUST CHECK THE APPROPRIATE BOX ON PAGE 20 OR 21 INDICATING THE REASON THE PURCHASER IS AN ACCREDITED INVESTOR.

NEITHER THE UNITS NOR THE SECURITIES CONTAINED THEREIN HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE UNITS AND SUCH SECURITIES ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, PURSUANT TO SECTION 4(2) THEREOF AND REGULATION D, RULE 506 PROMULGATED THEREUNDER, AND SUCH OTHER STATE SECURITIES LAWS. NEITHER THE UNITS NOR SUCH SECURITIES HAVE BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER STATE SECURITIES COMMISSION. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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